2009 Gulf South Bank
Conference
2009 Gulf South Bank
Conference
Thursday, May 7, 2009
Marriott Hotel New Orleans
presented by
Thomas J. Longe
Chairman & Chief Executive Officer
Stephen J. Gilhooly
EVP & Chief Financial Officer

Except for historical information contained herein,
the statements made in this presentation constitute
“forward-looking” statements within the meaning of
Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
Such statements involve certain risks and uncertainties,
including statements regarding the Company’s strategic direction, prospects and future results. Certain factors, including those outside the Company’s control, may cause actual results to differ materially from those in the “forward-looking” statements, including economic and other conditions in the markets in which the
Company operates; risks associated with acquisitions, competition, seasonality and the other risks discussed in our filings with the
Securities and Exchange Commission, which discussions are
incorporated in this presentation by reference.

TIB
TIB BANK
Est. 1974

The Bank of Venice
Our Home Office is in Your Home Town

NAPLES CAPITAL ADVISORS INC

TIB Financial Corp.
TIB Financial Corp.
is the third largest publicly traded
is the third largest publicly traded
bank holding company
bank holding company
in Florida.
in Florida.
(NASDAQ: TIBB)
(NASDAQ: TIBB)
Subsidiaries

Manatee
Hardee
Okeechobee
St. Lucie
Highlands
De Soto
Sarasota
Martin
Charlotte
Glades
Lee
Hendry
Palm Beach
Broward
Collier
Monroe
Miami-Dade
TIB
FINANCIAL
CORP.

28 Locations
28 Locations
9 - Florida Keys
2 - Homestead
3 - Collier County
9 - Lee County
5 - Sarasota County

Company Overview
Company Overview
• One of the oldest community banks in Florida;
 established in 1974 in Islamorada.
• Founded on the principle of providing exceptional
 attention to the needs of our customers.
• Headquartered in Naples, Florida, with $1.8 billion
 in total assets.
• Now operates in 28 locations in 5 Florida counties
 with ~ 60,000 customers and 125,000 accounts.
• Our Banks are “strongly-capitalized,” safe, and
 sound.
• Our focus is on quality service to locally-based
 businesses, individuals, and families.

Strategic Positioning
Strategic Positioning
• We are managing the company over a 5-10
 year horizon to be the premier community
 banking institution in all of our markets.
• Focus on middle market commercial banking
 – Owner-operated commercial real estate
 – Financing operating business
 – Underwriting based on cash flow
• Investing to diversify our revenue sources
• Optimizing our organic opportunities and
 enhancing financial performance.

Significant Achievements
Significant Achievements
• Assumed $317 million of deposits and operations of
 nine offices of the Riverside Bank of the Gulf Coast.
 Significantly enhanced our market presence in Ft.
 Myers, Venice and provided a strong entrance into the
 contiguous Cape Coral market.
• Received $37 million of perpetual preferred stock
 investment by the U.S. Treasury Department’s Capital
 Purchase Program.
• Strategic Partnership - raised $10.1 million from two
 leading Florida families and their related business
 interests.
• Acquired Naples Capital Advisors - now provide Wealth
 Management Services through NCA, TIB Private Bank
 and TIB Trust.

Location	Branch	Deposits
Collier County	Golden Gate	$8.0
Lee County–Cape Coral	Cape Coral Pkwy.	$53.7
	Del Prado	$38.8
	Pine Island	$26.4
	Santa Barbara	$22.0
Lee County–Ft. Myers	Hancock	$32.0
	McGregor	$35.0
Sarasota County	Nokomis	$41.6
	Venice	$30.7
Total		**$288.2**

Deposit Mix	
DDA	$39.2
NOW	$25.0
MMA	$97.5
Savings	$7.5
CDs	$119.0
Total	**$288.2**

TIB FINANCIAL CORP.

Riverside Bank Deposit Acquisition
Riverside Bank Deposit Acquisition
As of 3/31/2009
Retention = 97%
($ in millions)

Home Equity
$34.3
3%
Residential
$213.0
17%
Indirect
$71.9
6%
Farmland
$13.4
1%
Commercial
$65.7
5%
Consumer
$11.2
1%
Construction &
Development
$142.2
12%
CRE
$666.8
55%

As of 3/31/2009

TIB FINANCIAL CORP.

Loan Composition - $1,219M
Loan Composition - $1,219M
($ in millions)

3/31/09	%	12/31/08	%	12/31/07	%	12/31/06	%
Mixed Use Commercial/Residential	$116,178	17%	$108,165	16%	$103,937	17%	$92,220	17%
Office Buildings	105,141	16%	105,159	16%	97,633	16%	74,380	14%
Hotels/Motels	95,765	14%	90,091	14%	86,909	14%	77,055	14%
1-4 Family and Multi family	82,706	12%	88,512	13%	76,339	12%	75,154	14%
Guesthouses	84,578	13%	84,993	13%	81,817	13%	76,990	14%
Retail Buildings	72,337	11%	71,184	11%	64,819	11%	57,930	11%
Restaurants	48,391	7%	47,680	7%	37,186	6%	31,802	6%
Marinas/Docks	20,015	3%	20,130	3%	20,364	3%	26,312	5%
Warehouse and Industrial	28,256	4%	29,031	4%	29,958	5%	21,206	4%
Other	13,413	2%	13,571	2%	13,122	2%	13,227	2%
Total	$666,780	100%	$658,516	100%	$612,084	100%	$546,276	100%

TIB FINANCIAL CORP.

Composition of
Commercial Real Estate Loans
Composition of
Commercial Real Estate Loans
As of 3/31/2009
($ in millions)

3/31/09	%	12/31/08	%	12/31/07	%	12/31/06	%
Construction								
Residential-Owner Occupied	10,767	7%	23,444	16%	20,620	12%	23,892	15%
Residential-Commercial Developer	25,269	18%	9,474	6%	36,107	21%	42,664	27%
Commercial Structure	11,628	8%	18,629	13%	14,367	9%	24,035	15%
Total Construction	47,664	33%	51,547	35%	71,094	42%	90,591	57%
Land								
Raw Land	$25,869	18%	$25,890	18%	$25,890	15%	$6,580	4%
Residential Lots	12,296	9%	13,041	9%	16,775	10%	19,759	13%
Land Development	19,705	14%	19,975	14%	19,818	12%	9,578	6%
Commercial Lots	36,698	26%	36,856	25%	35,018	21%	31,164	20%
Total Land	84,848	67%	95,762	65%	97,501	58%	67,081	43%
Total	**$142,175**	**100%**	**$147,309**	**100%**	**$168,595**	**100%**	**$157,672**	**100%**

TIB FINANCIAL CORP.

Composition of
Construction & Development Loans
Composition of
Construction & Development Loans
As of 3/31/2009
($ in millions)

March 31, 2009		December 31, 2008	
Loan Type	# of Loans	Outstanding Balance	# of Loans	Outstanding Balance
Residential (1-4 family)	15	$3,815	18	$4,014
Commercial (1-4 family investment)	10	7,892	9	7,943
Commercial and agricultural	8	659	2	64
Commercial real estate	20	13,719	18	13,133
Commercial land development	6	17,707	4	12,584
Government guaranteed loan	3	143	3	143
Indirect auto and consumer loans	162	1,712	155	1,895
Total	224	$45,647	209	$39,776

	March 31, 2009	December 31, 2008
Non-performing loans to loans	3.74%	3.25%
Loan loss reserve to loans	2.09%	1.94%
Allowance for loan losses to nonperforming loans	56%	60%

TIB FINANCIAL CORP.

Non-Performing Loans
Non-Performing Loans
($ in thousands)
As of 3/31/2009

Nonaccrual Loan Activity	
Nonaccrual loans at December 31, 2008	$37,881
Loans returned to accrual	–
Principal paid down on nonaccrual loans	(512)
Charge-offs	(1,391)
Loans foreclosed	(928)
Loans placed on nonaccrual	8,885
Nonaccrual loans at March 31, 2009	$43,935

OREO Activity	
OREO as of December 31, 2008	$4,323
Real estate foreclosures	928
Write-down of value	(111)
Property sold	(108)
OREO at March 31, 2009	$5,032

TIB FINANCIAL CORP.

Non-Performing Assets
Non-Performing Assets
($ in millions)
As of 3/31/2009
Excludes activity in indirect auto and consumer loans.

Summary
Summary
▪ Diversified loan portfolio by borrower and collateral type
▪ Commercial Real Estate: Debt service coverage and cash flow underwriting discipline. Collateral, value and guarantors are secondary sources of repayment
▪ Closely monitor the commercial and construction and development loans, borrowers and properties on a monthly and quarterly basis, for changes in financial condition and risk
▪ Residential loan portfolio is a seasoned portfolio with the exception of the recent growth of the portfolio
▪ Loan loss reserve of $25.5 million or 2.09% of loans.

Future Prospects
Future Prospects
Challenges
• Recovery of our markets
• Improve NIM
• Contain costs
• Manage for profitable,
 disciplined growth
• Aggressively addressing
 non-performing assets
Opportunities
• Optimize our strong franchise
• Use disruption and weaker
 competitive environment to
 increase market share
• Benefit as an employer of
 choice

TIB
FINANCIAL
CORP.

TIB
TIB BANK
Est. 1974

The
Bank of Venice
Our Home Office is in Your Home Town

NAPLES CAPITAL ADVISORS INC